DISCONTINUED OPERATIONS	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Discontinued Operations

NOTE 16    DISCONTINUED OPERATIONS

In July 2014, the company entered into an agreement with Pfizer, Inc. to sell its commercial vaccines business and committed to a plan to divest the remainder of its vaccines business, which included certain R&D programs. In December 2014, the company completed the divestiture of the commercial vaccines business and recorded an after-tax gain of $417 million. During the nine months ended September 30, 2015, the company recorded an after-tax gain of $9 million as a result of a purchase price adjustment.

In December 2014, the company entered into a separate agreement with Nanotherapeutics, Inc. for the sale of certain vaccines-related R&D programs. The company completed the divestiture in August 2015 and received cash proceeds of approximately $34 million and recorded an after-tax gain of $28 million.

As a result of the divestitures, the operations and cash flows of the vaccines business have been eliminated from the ongoing operations of the company.

Following is a summary of the operating results of the vaccines business, which have been reflected as discontinued operations for the three and nine months ended September 30, 2015 and 2014:

	Three months ended September 30,		Nine months ended September 30,
(in millions)	2015	2014	2015	2014

Net sales	$—	$54	$1	$267
Income (loss) from discontinued operations before income taxes, excluding gain on sale	—	23	(4)	138
Gain on sale before income taxes	34	—	44	—
Income tax expense	(6)	(2)	(6)	(16)

Income from discontinued operations, net of taxes	$28	$21	$34	$122

NOTE 17    DISCONTINUED OPERATIONS

In July 2014, the Company entered into an agreement with Pfizer Inc. to sell its commercial vaccines business, including NeisVac-C, a vaccine which helps protect against meningitis caused by group C meningococcal meningitis, and FSME-IMMUN, which helps protect against tick-borne encephalitis (TBE), an infection of the brain transmitted by the bite of ticks infected with the TBE-virus, and committed to a plan to divest the remainder of its vaccines business, which includes certain R&D programs. The Company completed the divestiture of the commercial vaccines business in December 2014 and received cash proceeds of $639 million and recorded an after-tax gain of $417 million. The Company entered into a separate agreement with Nanotherapeutics, Inc. for the sale of the remainder of the vaccines business in December 2014, which is expected to be completed in the second quarter of 2015. As a result of the divestitures, the operations and cash flows of the vaccines business have been eliminated from the ongoing operations of the Company.

Following is a summary of the operating results of the vaccines business, which have been reflected as discontinued operations for the years ended December 31, 2014, 2013 and 2012.

years ended December 31 (in millions)	2014	2013	2012

Net sales	$301	$292	$254
Income from operations before income taxes, excluding gain on sale	150	3	51
Gain on sale before income taxes	466	—	—
Income tax expense	(65)	(3)	(8)

Net income	$551	$—	$43